Exhibit 10.1

              FORM OF EXPENSE AND INDEMNITY AGREEMENT - WILMINGTON

                                     -, 2005

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, DE 19890

Ladies and Gentlemen:

The Hartford Life Global Funding program (the "Program") is a program for the issuance to the public from time to time, of one or more series of notes (each a Series of "Notes") by newly created statutory trusts organized under the laws of the State of Delaware (each a "Trust"). A separate Trust will be formed for the issuance of each series of Notes, pursuant to a trust agreement, between Wilmington Trust Company, as Delaware trustee ("Wilmington") and Amacar Pacific Corporation, as administrator and Beneficial Holder (the "Trust Agreement"). Each Trust shall enter into an indenture (an "Indenture") with JPMorgan Chase Bank, N.A., as indenture trustee (the "Indenture Trustee"). Each series of Notes are secured solely by assets held by the relevant Trust. The proceeds from the sale of each series of Notes are to be used to purchase one or more Funding Agreements issued to the relevant Trust by Hartford Life Insurance Company, a Connecticut stock life insurance company ("Hartford Life"). Each Trust shall be administered pursuant to an administrative services agreement between the Trust and Amacar Pacific Corporation, as administrator (the "Administrator"), dated -, 2005, whereby the Administrator has agreed to provide certain services of each such Trust.

     In consideration of Wilmington providing services to the Trusts in connection with the Program and pursuant to the Issuance Documents under which Wilmington has certain duties and obligations, Hartford Life hereby agrees to the following compensation arrangements and terms of indemnity.

     1. DEFINITIONS: The following terms, as used herein, have the following meanings:

     "EXCLUDED AMOUNTS" means (i) any obligation of a Trust to make any payment to any Holder in accordance with the terms of an Indenture or the Notes, (ii) any obligation or expense of the Trust to the extent that such obligation or expense has actually been paid utilizing funds available to the Trust from payments under a Funding Agreement, (iii) any cost, loss, damage, claim, action, suit, expense, disbursement, tax, penalty or liability of any kind or nature whatsoever resulting from or relating to any insurance regulatory or other governmental authority asserting that: (a) the Notes are, or are deemed to be,
(1) participations in one or more Funding Agreements or (2) contracts of insurance, or (b) the offer, purchase, sale and/or transfer of the Notes and/or assignment of the Funding Agreements (1) constitute the conduct of the business of insurance or reinsurance in any jurisdiction or (2) requires a Trust or any Holder to be licensed as an insurer, insurance agent or broker in any jurisdiction, (iv) any cost, loss, damage, claim, action, suit, expense, disbursement, tax, penalty or liability of any kind or nature whatsoever imposed on Wilmington or any Trust that results from the bad faith or gross negligence of Wilmington, (v) any costs and expenses attributable solely to Wilmington's administrative overhead, (vi) any tax imposed on fees paid to Wilmington, (vii) any withholding taxes imposed on or with respect of payments made under any Funding Agreement, an Indenture or any Note and (viii) any Additional Amounts paid to any Holder; provided, however, with respect to Obligations due to Wilmington, Excluded Amounts shall include only clauses (i), (ii), (iv), (v), and (vi).

     "FEES" mean the fees set forth in the fee schedule attached hereto as EXHIBIT A or in any separate fee agreement between Hartford Life and Wilmington.

     "INDEMNIFIED PERSON" means any person entitled to indemnity payments pursuant to Section 5.

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     "OBLIGATION" means any and all Reasonable Costs and Expenses incurred, by
Wilmington or a Trust, relating to the offering, sale and issuance of the Notes by a Trust, (i) including the reasonable fees and expenses of counsel and (ii) costs, expenses and taxes of any Trust; provided that Obligations do not include Excluded Amounts or Fees.

     "REASONABLE COSTS AND EXPENSES" are limited to (i) all reasonable expenses actually and reasonably incurred by Wilmington or a Trust that either do not exceed the indicated amounts listed in EXHIBIT B or have been approved in writing in advance by an officer of Hartford Life and (ii) any extraordinary cost or expense actually incurred by Wilmington or a Trust that was not reasonably anticipated by Wilmington or which was not reasonably avoidable; provided that Wilmington will give Hartford Life prompt notice of any such extraordinary cost or expense.

     Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

     2. FEES. Hartford Life hereby agrees to pay Wilmington its Fees. In the event of a substantive change in the nature of Wilmington's duties, acceptable to the parties, the parties mutually agree to negotiate an equitable adjustment to Wilmington's Fees.

     3. PARTIAL REFUND. If Wilmington's appointment as Delaware Trustee is revoked under Section 9.02(c) of the Trust Agreement, Wilmington will repay to Hartford Life such part of any fee paid to it as may be agreed between Wilmington and Hartford Life.

     4. PAYMENT OF OBLIGATIONS. If Wilmington or a Trust delivers written notice and evidence, reasonably satisfactory to Hartford Life, of any Obligation of Wilmington or the Trust, Hartford Life shall, upon receipt of such notice promptly pay such Obligation. Notice of any Obligation (including any invoices) should be sent to Hartford Life at its address set forth below, or at such other address as Hartford Life shall hereafter furnish in writing:

     IF BY OVERNIGHT DELIVERY:                   IF BY U.S. MAIL:
     Hartford Life Insurance Company             Hartford Life Insurance Company
     200 Hopmeadow Street                        P.O. Box 2999
     Simsbury, Connecticut 06089                 Hartford, Connecticut 06104-2999
     Attn: Institutional Investment Products     Attn.: Institutional Investment Products
     Telephone: (860) 843-9477
     Telecopier: (860) 843-5775

     Wilmington or a Trust, as appropriate, will (i) from time to time execute all such instruments and other agreements and take all such other actions as may be necessary or desirable, or that Hartford Life may reasonably request, to protect any interest of Hartford Life with respect to any Obligation or to enable Hartford Life to exercise or enforce any right, interest or remedy it may have with respect to any such Obligation, and (ii) release to Hartford Life any amount received from Hartford Life relating to any Obligation or any portion of any Obligation, immediately after any such amount relating to such Obligation, or any portion of any such Obligation, is otherwise received by Wilmington or the Trust from a party other than Hartford Life.

     Hartford Life, each Trust and Wilmington hereby agree that all payments due under this agreement in respect of any Obligation shall be effected, and any responsibility of Hartford Life to pay such Obligation pursuant to this agreement shall be discharged, by the payment by Hartford Life to the account of the person to whom such Obligation is owed.

     5. INDEMNIFICATION. To the fullest extent permitted by law and notwithstanding anything to the contrary, Hartford Life hereby agrees to assume liability for and hereby indemnifies, protects, saves and keeps harmless each Trust adopting this agreement, Wilmington, and its officers, directors, successors, assigns, legal representatives, agents and servants (each an "Indemnified Person"), from and against any and all liabilities, obligations, losses, damages,

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penalties, taxes, claims, suits, actions, investigations, proceedings, costs, expenses or disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever which may be imposed on, incurred by or asserted at any time against an Indemnified Person in any way relating to or arising out of the Trust Agreement or any other Issuance Document or the enforcement of any of the terms thereof, the administration of a Trust and its property or the action or inaction of Wilmington (in its capacity as Delaware Trustee) under the applicable Trust Agreement. The preceding sentence does not apply to the extent that any such liabilities, obligations, losses, damages, penalties, taxes, claims, suits, actions, investigations, proceedings, costs, expenses and disbursements (i) are the result of any of the matters described in clauses (i),
(ii), or (iii) of the third sentence of SECTION 6.04 of the Standard Trust Agreement Terms or (ii) relate to (a) any costs and expenses attributable solely to the Wilmington's administrative overhead or (b) any tax imposed on the Fees paid to Wilmington. This paragraph applies whether or not any of the transactions contemplated by a Trust Agreement will be consummated.

     The indemnification provided for herein (i) supersedes in all respects any indemnification provision contained in any other Issuance Document or any other agreement relating to the Program to which a Trust and Wilmington are or become parties and (ii) shall survive the resignation or removal of Wilmington as Delaware Trustee and the termination of each Trust Agreement.

     6. INDEMNIFICATION PROCEDURES. An Indemnified Person shall give prompt written notice to Hartford Life of any action, suit or proceeding commenced or threatened against the Indemnified Person. In case any such action, suit or proceeding shall be brought involving an Indemnified Person, Hartford Life may, in its sole discretion, elect to assume the defense of the Indemnified Person, and if it so elects, Hartford Life shall, in consultation with such Indemnified Person, select counsel, reasonably acceptable to the Indemnified Person, to represent the Indemnified Person and pay the reasonable fees and expenses of such counsel. In any such action, investigation or proceeding, the Indemnified Person shall have the right to retain its own counsel but Hartford Life shall not be obligated to pay the fees and disbursements of such counsel unless (i) Hartford Life and the Indemnified Person shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such action, investigation or proceeding (including any impleaded parties) include both Hartford Life and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) such action, investigation or proceeding involves the imposition of criminal liability or sanctions. It is understood that Hartford Life shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons who are affiliated with Wilmington.

     7. ENFORCEABILITY OF INDEMNIFICATION. If the indemnification provided for herein is invalid or unenforceable in accordance with its terms, then Hartford Life shall contribute to the amount paid or payable by an Indemnified Person as a result of such liability in such proportion as is appropriate to reflect the relative benefits received by Hartford Life and a Trust (if the Trust is not an Indemnified Person), on one hand, and Wilmington or a Trust (if the Trust is an Indemnified Person) on the other hand, from the transactions contemplated by the Issuance Documents. For this purpose, the benefits received by Hartford Life or a Trust (if applicable) shall be the aggregate value of the relevant Collateral, and the benefits received by Wilmington shall be the fees it has been paid up to that point, less unreimbursed expenses incurred by it in relation to such Collateral, and the benefits received by the Trust (if applicable) shall be determined by the Administrator (unless the Administrator is an Indemnified Party) and Hartford Life. If, however, the allocation provided by the immediately preceding two sentences is not permitted by applicable law, then Hartford Life shall contribute to such amount paid or payable by the Indemnified Person in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of Hartford Life and the Trust (if applicable), on the one hand, and Wilmington or the Trust (if applicable) on the other hand, in connection with the actions or omissions which resulted in such liability, as well as any other relevant equitable considerations.

     8. OTHER INDEMNIFICATION TERMS. Hartford Life shall be subrogated to any right of the Indemnified Person in respect of the matter as to which any indemnity was paid hereunder. The Indemnified Person may not settle any action, investigation or proceeding without the consent of Hartford Life, not to be unreasonably withheld. The obligations of Hartford Life, as indemnitor under this agreement to any Indemnified Person shall survive the termination of each of the Issuance Documents.

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     9.   SCOPE OF AGREEMENT. This agreement, with respect to Wilmington, both in its individual capacity and as Delaware Trustee, applies to all Trusts formed in connection with the Program. This agreement shall apply to each Trust upon the adoption of this agreement by such Trust using a form substantially equivalent to that in Annex I.

     10. WAIVER. No waiver, modification or amendment of this agreement shall be valid unless executed in writing by the parties hereto.

     11. COUNTERPARTS. This agreement may be executed in counterparts (including by facsimile transmission), each of which when so executed and delivered shall be deemed an original, but all of such contracts shall together constitute one and the same document.

     12. GOVERNING LAW. This agreement shall be governed by and construed in accordance with the laws of the New York, without regard to conflicts of laws principles.

     If the foregoing correctly sets forth the understanding and agreement between Hartford Life, the Trust and Wilmington please so indicate by signing in the space provided for below.

                                           Very truly yours,

                                           HARTFORD LIFE INSURANCE COMPANY

                                           By:
                                              ----------------------------------
                                           Name:
                                              ----------------------------------
                                           Title:
                                              ----------------------------------

AGREED AND ACCEPTED:

WILMINGTON TRUST COMPANY, IN ITS
INDIVIDUAL CAPACITY AND NOT AS TRUSTEE
OF EACH TRUST

By:
   -----------------------------------
Name:
     ---------------------------------
Title:
      --------------------------------

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                                                                         ANNEX I

                   ADOPTION OF EXPENSE AND INDEMNITY AGREEMENT

By the signature of its trustee below, the Hartford Life Global Funding Trust [200---] (the "Trust") hereby adopts and agrees to be bound by the Expense and Indemnity Agreement dated as of -, 2005 between Hartford Life Insurance Company and Wilmington Trust Company (the "Agreement"). By its signature below, Hartford Life agrees to the Trust's adoption of the Agreement and agrees to provide to the Trust the indemnities and other payments specified therein.

AGREED AND ACCEPTED:

HARTFORD LIFE GLOBAL FUNDING TRUST [200---]   HARTFORD LIFE INSURANCE COMPANY

BY: WILMINGTON TRUST COMPANY, NOT IN
ITS INDIVIDUAL CAPACITY, BUT SOLELY
AS DELAWARE TRUSTEE

                                              By:
By:                                              -------------------------------
   -----------------------------------        Name:
Name:                                              -----------------------------
     ---------------------------------        Title:
Title:                                              ----------------------------
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